UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 26, 2020

Date of Report

(Date of earliest event reported)

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Sandfort Ln., Warwick NY 10990

(Address of principal executive offices, including zip code)

(845) 544-5112

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2020, Ozop Surgical Corp. (the “Company”) entered into a stock purchase agreement (the “SPA”) with Power Conversion Technology, Inc., a Pennsylvania corporation (“PCTI”) and Catherine Chis, the sole shareholder of PCTI. Under the terms of the SPA, the Company shall acquire one thousand (1,000) shares of PCTI, which represents all of the outstanding shares of PCTI, from Catherine Chis in exchange for a cash payment of $400,000.00 and the issuance of 47,500 shares of the Company’s Series C Preferred Stock, 18,667 shares of the Company’s Series D Preferred Stock, and 500 shares of the Company’s Series E Preferred Stock to Catherine Chis. The closing of the SPA shall occur on or before July 10, 2020.

The foregoing information is a summary of the SPA described above, is not complete, and is qualified in its entirety by reference to the full text of the SPA, which is attached as Exhibit 10.1 to this Current Report on Form 8-K. Readers should review the SPA for a complete understanding of the terms and conditions of the transaction described above.

Item 7.01 Regulation FD Disclosure.

On June 29, 2020, the Company issued a press release regarding the SPA with PCTI and Catherine Chis. A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement dated June 26, 2020

99.1	Press Release dated June 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2020

OZOP SURGICAL CORP.

By:	/s/ Brian Conway
Name:	Brian Conway
Title:	Chief Executive Officer

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